     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 2001

                                                      REGISTRATION NO. 333-63386
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-1


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                           --------------------------

                      WILSON GREATBATCH TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                            3692                           16-1531026
(State or Other Jurisdiction of     (Primary Standard Industrial            (I.R.S. Employer
 Incorporation or Organization)     Classification Code Number)          Identification Number)

                           --------------------------

                              10,000 WEHRLE DRIVE
                            CLARENCE, NEW YORK 14031
                                 (716) 759-6901
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                               EDWARD F. VOBORIL
          PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                      WILSON GREATBATCH TECHNOLOGIES, INC.
                              10,000 WEHRLE DRIVE
                            CLARENCE, NEW YORK 14031
                                 (716) 759-6901
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                         ------------------------------

                                   COPIES TO:

         STEVEN D. RUBIN, ESQ.                         STEPHEN E. OLDER, ESQ.
      WEIL, GOTSHAL & MANGES LLP                       EDWARD D. SOPHER, ESQ.
       700 LOUISIANA, SUITE 1600                 AKIN, GUMP, STRAUSS, HAUER & FELD,
         HOUSTON, TEXAS 77002                                  L.L.P.
            (713) 546-5000                               590 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10022
                                                           (212) 872-1000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ________________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ________________

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ________________

    If delivery of this prospectus is expected to be made pursuant to Rule 434, check the following box. / /

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Amendment No. 2 to the Registration Statement (No. 333-63386) on Form S-1 of Wilson Greatbatch Technologies, Inc. is being filed for the sole purpose of adding Exhibit 1.1, the Form of Underwriting Agreement, to the Registration Statement.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (A) EXHIBITS

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
        1.1*            Form of Underwriting Agreement

        3.1             Amended and Restated Certificate of Incorporation
                        (incorporated by reference to Exhibit 3.1 to our registration statement on Form S-1 (File No. 333-37554))

        3.2             Amended and Restated Bylaws (incorporated by reference to
                        Exhibit 3.2 to our registration statement on Form S-1 (File
                        No. 333-37554))

        5.1**           Opinion of Weil, Gotshal & Manges LLP

       10.1             1997 Stock Option Plan (including form of "standard" option agreement and form of "special" option agreement)
                        (incorporated by reference to Exhibit 10.1 to our
                        registration statement on Form S-1 (File No. 333-37554))

       10.2             1998 Stock Option Plan (including form of "standard" option agreement, form of "special" option agreement and form of
                        "non-standard" option agreement) (incorporated by reference to Exhibit 10.2 to our registration statement on Form S-1
                        (File No. 333-37554))

       10.3             Wilson Greatbatch Ltd. Equity Plus Plan Money Purchase Plan
                        (incorporated by reference to Exhibit 10.3 to our
                        registration statement on Form S-1 (File No. 333-37554))

       10.4             Wilson Greatbatch Ltd. Equity Plus Plan Stock Bonus Plan
                        (incorporated by reference to Exhibit 10.4 to our registration statement on Form S-1 (File No. 333-37554))

       10.5             Employment Agreement, dated as of July 9, 1997, between
                        Wilson Greatbatch Ltd. and Edward F. Voboril (incorporated by reference to Exhibit 10.5 to our registration statement on Form S-1 (File No. 333-37554))

       10.6             Registration and Anti-Dilution Agreement, dated as of July
                        10, 1997, among Wilson Greatbatch Technologies, Inc., DLJ
                        Investment Partners, L.P., DLJ Investment Funding, Inc., DLJ
                        First ESC L.L.C., The Northwestern Mutual Life Insurance
                        Company and Donaldson, Lufkin & Jenrette Securities
                        Corporation (incorporated by reference to Exhibit 10.7 to
                        our registration statement on Form S-1 (File No. 333-37554))

       10.7             Stockholders Agreement, dated as of July 16, 1997, among
                        Wilson Greatbatch Technologies, Inc., DLJ Merchant Banking
                        Partners II, L.P., DLJMB Funding II, Inc., DLJ Merchant
                        Banking Partners II-A, L.P., DLJ Diversified Partners, L.P.,
                        DLJ Diversified Partners-A, L.P., DLJ Millennium Partners,
                        L.P., DLJ First ESC L.L.C., DLJ Offshore Partners II, C.V.,
                        DLJ EAB Partners, L.P., U.K. Investment Plan 1997 Partners,
                        and the other holders of common stock of Wilson Greatbatch
                        Technologies Inc. party thereto (incorporated by reference to Exhibit 10.12 to our registration statement on Form S-1
                        (File No. 333-37554))

       10.8             Amendment No. 1 to Stockholders Agreement, dated as of
                        October 31, 1997, among Wilson Greatbatch Technologies,
                        Inc., DLJ Merchant Banking Partners II, L.P., DLJMB Funding
                        II, Inc., DLJ Merchant Banking Partners II-A, L.P., DLJ
                        Diversified Partners, L.P., DLJ Diversified Partners-A,
                        L.P., DLJ Millennium Partners, L.P., DLJ First ESC L.L.C.,
                        DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P., U.K.
                        Investment Plan 1997 Partners, and the other holders of
                        common stock of Wilson Greatbatch Technologies, Inc. party thereto (incorporated by reference to Exhibit 10.13 to our registration statement on Form S-1 (File No. 333-37554))

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
       10.9             Management Stockholders Agreement, dated as of July 10,
                        1997, among Wilson Greatbatch Technologies, Inc., DLJ
                        Merchant Banking Partners II, L.P., DLJMB Funding II, Inc.,
                        DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified
                        Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ
                        Millennium Partners, L.P., DLJ First ESC L.L.C., DLJ
                        Offshore Partners II, C.V., DLJ EAB Partners, L.P., U.K.
                        Investment Plan 1997 Partners, and the other holders of
                        common stock of Wilson Greatbatch Technologies, Inc. party thereto (incorporated by reference to Exhibit 10.14 to our registration statement on Form S-1 (File No. 333-37554))

       10.10            Subordinated Note Holders Stockholders Agreement, dated as of July 10, 1997, among Wilson Greatbatch Technologies,
                        Inc., DLJ Merchant Banking Partners II, L.P., DLJMB Funding
                        II, Inc., DLJ Merchant Banking Partners II-A, L.P., DLJ
                        Diversified Partners, L.P., DLJ Diversified Partners-A,
                        L.P., DLJ Millennium Partners, L.P., DLJ First ESC L.L.C.,
                        DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P., U.K.
                        Investment Plan 1997 Partners, DLJ Investment Partners,
                        L.P., DLJ Investment Funding, Inc., The Northwestern Mutual
                        Life Insurance Company and Donaldson, Lufkin & Jenrette
                        Securities Corporation (incorporated by reference to Exhibit
                        10.15 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.11+           Supply Agreement (SVO Batteries), dated as of July 31, 1991, between Wilson Greatbatch Ltd. and Medtronic Inc.
                        (incorporated by reference to Exhibit 10.16 to our
                        registration statement on Form S-1 (File No. 333-37554))

       10.12+           Amendment No. 1 to the Supply Agreement (SVO Batteries),
                        dated as of June 3, 1996, between Wilson Greatbatch Ltd. and
                        Medtronic Inc. (incorporated by reference to Exhibit 10.17 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.13+ Amendment No. 2 to the Supply Agreement (SVO Batteries), dated as of March 24, 1997, between Wilson Greatbatch Ltd.
                        And Medtronic Inc. (incorporated by reference to Exhibit
                        10.18 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.14+ Amendment No. 3 to the Supply Agreement (SVO Batteries), dated as of July 22, 1999, between Wilson Greatbatch Ltd.
                        and Medtronic Inc. (incorporated by reference to Exhibit
                        10.19 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.15+           Supply Agreement, dated as of February 1, 1999, among Wilson
                        Greatbatch Ltd. and Guidant/CRM (incorporated by reference to Exhibit 10.20 to our registration statement on Form S-1
                        (File No. 333-37554))

       10.16+           Agreement, dated as of April 16, 1997, between Wilson
                        Greatbatch Ltd. and Pacesetter, Inc., a St. Jude Medical
                        Company (incorporated by reference to Exhibit 10.21 to our registration statement on Form S-1 (File No. 333-37554))

       10.17+           License Agreement, dated August 8, 1996, between Wilson
                        Greatbatch Ltd. and Evans Capacitor Company (incorporated by reference to Exhibit 10.22 to our registration statement on
                        Form S-1 (File No. 333-37554))

       10.18+ Supplier Partnering Agreement, dated as of June 1, 2000, between Wilson Greatbatch Ltd. and Pacesetter, Inc., a St.
                        Jude Medical Company (incorporated by reference to Exhibit
                        10.23 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.19            License Agreement, dated March 16, 1976, between Wilson
                        Greatbatch Ltd. and Medtronic Inc. (incorporated by
                        reference to Exhibit 10.24 to our registration statement on
                        Form S-1 (File No. 333-37554))

       10.20 Amendment No. 1 to License Agreement, dated July 20, 1976, between Wilson Greatbatch Ltd. and Medtronic Inc.
                        (incorporated by reference to Exhibit 10.25 to our registration statement on Form S-1 (File No. 333-37554))

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
       10.21            Stockholders Agreement, dated as of August 23, 1999, among
                        Wilson Greatbatch Technologies, Inc., DLJ Merchant Banking
                        Partners II, L.P., DLJMB Funding II, Inc., DLJ Merchant
                        Banking Partners II-A, L.P., DLJ Diversified Partners, L.P.,
                        DLJ Diversified Partners-A, L.P., DLJ Millennium Partners,
                        L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V.,
                        DLJ EAB Partners, L.P., UK Investment Plan 1997 Partners and
                        Fred Hittman (incorporated by reference to Exhibit 10.26 to our registration statement on Form S-1 (File No. 333-37554))

       10.22            Stock Purchase Agreement, dated as of July 31, 2000, among
                        Wilson Greatbatch Technologies, Inc., Battery Engineering,
                        Inc. and Hitachi-Maxell, Ltd. (incorporated by reference to
                        Exhibit 10.31 to our registration statement on Form S-1
                        (File No. 333-37554))

       10.23            Stockholders Agreement, dated as of August 7, 2000, among
                        Wilson Greatbatch Technologies, Inc., Hitachi-Maxell, Ltd.,
                        DLJ Merchant Banking Partners II, L.P., DLJMB Funding II,
                        Inc., DLJ Merchant Banking Partners II-A, L.P., DLJ
                        Diversified Partners, L.P., DLJ Diversified Partners-A,
                        L.P., DLJ Millennium Partners, L.P., DLJ First ESC L.P., DLJ
                        Offshore Partners II, C.V., DLJ EAB Partners, L.P. and UK
                        Investment Plan 1997 Partners (incorporated by reference to
                        Exhibit 10.32 to our registration statement on Form S-1
                        (File No. 333-37554))

       10.24            Subscription Agreement, dated as of August 7, 2000, between
                        Wilson Greatbatch Technologies, Inc. and Hitachi-Maxell,
                        Ltd. (incorporated by reference to Exhibit 10.33 to our
                        registration statement on Form S-1 (File No. 333-37554))

       10.25            Non-Compete Agreement, dated as of August 7, 2000, between
                        Wilson Greatbatch Technologies, Inc. and Hitachi-Maxell,
                        Ltd. (incorporated by reference to Exhibit 10.34 to our registration statement on Form S-1 (File No. 333-37554))

       10.26**          Amended and Restated Credit Agreement, dated as of June 15,
                        2001, among Wilson Greatbatch Ltd., the lenders party
                        thereto and Manufacturers and Traders Trust Company, as
                        Administrative Agent

       10.27            Asset Purchase Agreement, dated as of June 18, 2001, among
                        Wilson Greatbatch Technologies, Inc., GB Acquisition
                        Co., Inc., Maxwell Technologies, Inc. and Maxwell Electronic
                        Components Group, Inc. (incorporated by reference to
                        Exhibit 10.1 to our current report on Form 8-K filed
                        June 19, 2001)

       21.1**           List of Subsidiaries

       23.1**           Consent of Deloitte & Touche LLP

       23.2**           Consent of Ernst & Young LLP, Independent Auditors

       23.3**           Consent of Weil, Gotshal & Manges LLP (included in Exhibit
                        5.1)

       24.1**           Power of Attorney


------------------------


*   Filed herewith.



**  Previously filed.



+ Portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Clarence, New York, on July 24, 2001.



                                                       WILSON GREATBATCH TECHNOLOGIES, INC.

                                                       By:  /s/ LARRY T. DEANGELO
                                                            -----------------------------------------
                                                            Larry T. DeAngelo
                                                            Senior Vice President, Administration and
                                                            Secretary



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                    NAME                                        TITLE                       DATE
                    ----                                        -----                       ----
                      *                        President, Chief Executive Officer and
    ------------------------------------         Chairman of the Board (principal       July 24, 2001
              Edward F. Voboril                  executive officer)

                      *                        Senior Vice President, Finance
    ------------------------------------         (principal financial and accounting    July 24, 2001
              Arthur J. Lalonde                  officer)

                      *
    ------------------------------------       Director                                 July 24, 2001
             Robert E. Rich, Jr.

    ------------------------------------       Director
              Douglas E. Rogers

                      *
    ------------------------------------       Director                                 July 24, 2001
               Bill R. Sanford

                      *
    ------------------------------------       Director                                 July 24, 2001
                 Henry Wendt

                      *
    ------------------------------------       Director                                 July 24, 2001
              David M. Wittels



    The undersigned, by signing his name hereto, does sign and execute this Amendment No. 2 pursuant to the Power of Attorney executed by the above-named directors and officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such directors and officers.



         *By:                  /s/ LARRY T. DEANGELO
                      --------------------------------------
                                 Larry T. DeAngelo
                                 ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
        1.1*            Form of Underwriting Agreement

        3.1             Amended and Restated Certificate of Incorporation
                        (incorporated by reference to Exhibit 3.1 to our registration statement on Form S-1 (File No. 333-37554))

        3.2             Amended and Restated Bylaws (incorporated by reference to
                        Exhibit 3.2 to our registration statement on Form S-1 (File
                        No. 333-37554))

        5.1**           Opinion of Weil, Gotshal & Manges LLP

       10.1             1997 Stock Option Plan (including form of "standard" option agreement and form of "special" option agreement)
                        (incorporated by reference to Exhibit 10.1 to our
                        registration statement on Form S-1 (File No. 333-37554))

       10.2             1998 Stock Option Plan (including form of "standard" option agreement, form of "special" option agreement and form of
                        "non-standard" option agreement) (incorporated by reference to Exhibit 10.2 to our registration statement on Form S-1
                        (File No. 333-37554))

       10.3             Wilson Greatbatch Ltd. Equity Plus Plan Money Purchase Plan
                        (incorporated by reference to Exhibit 10.3 to our
                        registration statement on Form S-1 (File No. 333-37554))

       10.4             Wilson Greatbatch Ltd. Equity Plus Plan Stock Bonus Plan
                        (incorporated by reference to Exhibit 10.4 to our registration statement on Form S-1 (File No. 333-37554))

       10.5             Employment Agreement, dated as of July 9, 1997, between
                        Wilson Greatbatch Ltd. and Edward F. Voboril (incorporated by reference to Exhibit 10.5 to our registration statement on Form S-1 (File No. 333-37554))

       10.6             Registration and Anti-Dilution Agreement, dated as of July
                        10, 1997, among Wilson Greatbatch Technologies, Inc., DLJ
                        Investment Partners, L.P., DLJ Investment Funding, Inc., DLJ
                        First ESC L.L.C., The Northwestern Mutual Life Insurance
                        Company and Donaldson, Lufkin & Jenrette Securities
                        Corporation (incorporated by reference to Exhibit 10.7 to
                        our registration statement on Form S-1 (File No. 333-37554))

       10.7             Stockholders Agreement, dated as of July 16, 1997, among
                        Wilson Greatbatch Technologies, Inc., DLJ Merchant Banking
                        Partners II, L.P., DLJMB Funding II, Inc., DLJ Merchant
                        Banking Partners II-A, L.P., DLJ Diversified Partners, L.P.,
                        DLJ Diversified Partners-A, L.P., DLJ Millennium Partners,
                        L.P., DLJ First ESC L.L.C., DLJ Offshore Partners II, C.V.,
                        DLJ EAB Partners, L.P., U.K. Investment Plan 1997 Partners,
                        and the other holders of common stock of Wilson Greatbatch
                        Technologies Inc. party thereto (incorporated by reference to Exhibit 10.12 to our registration statement on Form S-1
                        (File No. 333-37554))

       10.8             Amendment No. 1 to Stockholders Agreement, dated as of
                        October 31, 1997, among Wilson Greatbatch Technologies,
                        Inc., DLJ Merchant Banking Partners II, L.P., DLJMB Funding
                        II, Inc., DLJ Merchant Banking Partners II-A, L.P., DLJ
                        Diversified Partners, L.P., DLJ Diversified Partners-A,
                        L.P., DLJ Millennium Partners, L.P., DLJ First ESC L.L.C.,
                        DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P., U.K.
                        Investment Plan 1997 Partners, and the other holders of
                        common stock of Wilson Greatbatch Technologies, Inc. party thereto (incorporated by reference to Exhibit 10.13 to our registration statement on Form S-1 (File No. 333-37554))

       10.9             Management Stockholders Agreement, dated as of July 10,
                        1997, among Wilson Greatbatch Technologies, Inc., DLJ
                        Merchant Banking Partners II, L.P., DLJMB Funding II, Inc.,
                        DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified
                        Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ
                        Millennium Partners, L.P., DLJ First ESC L.L.C., DLJ
                        Offshore Partners II, C.V., DLJ EAB Partners, L.P., U.K.
                        Investment Plan 1997 Partners, and the other holders of
                        common stock of Wilson Greatbatch Technologies, Inc. party thereto (incorporated by reference to Exhibit 10.14 to our registration statement on Form S-1 (File No. 333-37554))

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
       10.10            Subordinated Note Holders Stockholders Agreement, dated as of July 10, 1997, among Wilson Greatbatch Technologies,
                        Inc., DLJ Merchant Banking Partners II, L.P., DLJMB Funding
                        II, Inc., DLJ Merchant Banking Partners II-A, L.P., DLJ
                        Diversified Partners, L.P., DLJ Diversified Partners-A,
                        L.P., DLJ Millennium Partners, L.P., DLJ First ESC L.L.C.,
                        DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P., U.K.
                        Investment Plan 1997 Partners, DLJ Investment Partners,
                        L.P., DLJ Investment Funding, Inc., The Northwestern Mutual
                        Life Insurance Company and Donaldson, Lufkin & Jenrette
                        Securities Corporation (incorporated by reference to Exhibit
                        10.15 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.11+           Supply Agreement (SVO Batteries), dated as of July 31, 1991, between Wilson Greatbatch Ltd. and Medtronic Inc.
                        (incorporated by reference to Exhibit 10.16 to our
                        registration statement on Form S-1 (File No. 333-37554))

       10.12+           Amendment No. 1 to the Supply Agreement (SVO Batteries),
                        dated as of June 3, 1996, between Wilson Greatbatch Ltd. and
                        Medtronic Inc. (incorporated by reference to Exhibit 10.17 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.13+ Amendment No. 2 to the Supply Agreement (SVO Batteries), dated as of March 24, 1997, between Wilson Greatbatch Ltd.
                        And Medtronic Inc. (incorporated by reference to Exhibit
                        10.18 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.14+ Amendment No. 3 to the Supply Agreement (SVO Batteries), dated as of July 22, 1999, between Wilson Greatbatch Ltd.
                        and Medtronic Inc. (incorporated by reference to Exhibit
                        10.19 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.15+           Supply Agreement, dated as of February 1, 1999, among Wilson
                        Greatbatch Ltd. and Guidant/CRM (incorporated by reference to Exhibit 10.20 to our registration statement on Form S-1
                        (File No. 333-37554))

       10.16+           Agreement, dated as of April 16, 1997, between Wilson
                        Greatbatch Ltd. and Pacesetter, Inc., a St. Jude Medical
                        Company (incorporated by reference to Exhibit 10.21 to our registration statement on Form S-1 (File No. 333-37554))

       10.17+           License Agreement, dated August 8, 1996, between Wilson
                        Greatbatch Ltd. and Evans Capacitor Company (incorporated by reference to Exhibit 10.22 to our registration statement on
                        Form S-1 (File No. 333-37554))

       10.18+ Supplier Partnering Agreement, dated as of June 1, 2000, between Wilson Greatbatch Ltd. and Pacesetter, Inc., a St.
                        Jude Medical Company (incorporated by reference to Exhibit
                        10.23 to our registration statement on Form S-1 (File No.
                        333-37554))

       10.19            License Agreement, dated March 16, 1976, between Wilson
                        Greatbatch Ltd. and Medtronic Inc. (incorporated by
                        reference to Exhibit 10.24 to our registration statement on
                        Form S-1 (File No. 333-37554))

       10.20 Amendment No. 1 to License Agreement, dated July 20, 1976, between Wilson Greatbatch Ltd. and Medtronic Inc.
                        (incorporated by reference to Exhibit 10.25 to our registration statement on Form S-1 (File No. 333-37554))

       10.21            Stockholders Agreement, dated as of August 23, 1999, among
                        Wilson Greatbatch Technologies, Inc., DLJ Merchant Banking
                        Partners II, L.P., DLJMB Funding II, Inc., DLJ Merchant
                        Banking Partners II-A, L.P., DLJ Diversified Partners, L.P.,
                        DLJ Diversified Partners-A, L.P., DLJ Millennium Partners,
                        L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V.,
                        DLJ EAB Partners, L.P., UK Investment Plan 1997 Partners and
                        Fred Hittman (incorporated by reference to Exhibit 10.26 to our registration statement on Form S-1 (File No. 333-37554))

       10.22            Stock Purchase Agreement, dated as of July 31, 2000, among
                        Wilson Greatbatch Technologies, Inc., Battery Engineering,
                        Inc. and Hitachi-Maxell, Ltd. (incorporated by reference to
                        Exhibit 10.31 to our registration statement on Form S-1
                        (File No. 333-37554))

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
       10.23            Stockholders Agreement, dated as of August 7, 2000, among
                        Wilson Greatbatch Technologies, Inc., Hitachi-Maxell, Ltd.,
                        DLJ Merchant Banking Partners II, L.P., DLJMB Funding II,
                        Inc., DLJ Merchant Banking Partners II-A, L.P., DLJ
                        Diversified Partners, L.P., DLJ Diversified Partners-A,
                        L.P., DLJ Millennium Partners, L.P., DLJ First ESC L.P., DLJ
                        Offshore Partners II, C.V., DLJ EAB Partners, L.P. and UK
                        Investment Plan 1997 Partners (incorporated by reference to
                        Exhibit 10.32 to our registration statement on Form S-1
                        (File No. 333-37554))

       10.24            Subscription Agreement, dated as of August 7, 2000, between
                        Wilson Greatbatch Technologies, Inc. and Hitachi-Maxell,
                        Ltd. (incorporated by reference to Exhibit 10.33 to our
                        registration statement on Form S-1 (File No. 333-37554))

       10.25            Non-Compete Agreement, dated as of August 7, 2000, between
                        Wilson Greatbatch Technologies, Inc. and Hitachi-Maxell,
                        Ltd. (incorporated by reference to Exhibit 10.34 to our registration statement on Form S-1 (File No. 333-37554))

       10.26**          Amended and Restated Credit Agreement, dated as of June 15,
                        2001, among Wilson Greatbatch Ltd., the lenders party
                        thereto and Manufacturers and Traders Trust Company, as
                        Administrative Agent

       10.27            Asset Purchase Agreement, dated as of June 18, 2001, among
                        Wilson Greatbatch Technologies, Inc., GB Acquisition
                        Co., Inc., Maxwell Technologies, Inc. and Maxwell Electronic
                        Components Group, Inc. (incorporated by reference to
                        Exhibit 10.1 to our current report on Form 8-K filed
                        June 19, 2001)

       21.1**           List of Subsidiaries

       23.1**           Consent of Deloitte & Touche LLP

       23.2**           Consent of Ernst & Young LLP, Independent Auditors

       23.3**           Consent of Weil, Gotshal & Manges LLP (included in Exhibit
                        5.1)

       24.1**           Power of Attorney


------------------------


*   Filed herewith.



**  Previously filed.


+ Portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.